Exhibit 99.1

eXp World Holdings Reports Q1 2024 Results

BELLINGHAM, Wash. — May 1, 2024 — eXp World Holdings, Inc. (Nasdaq: EXPI), or the “Company”, the holding company for eXp Realty®, FrameVR.io and SUCCESS® Enterprises, today announced financial results for the first quarter ended March 31, 2024.

“During the first quarter, our agents closed over $37 billion of transactions, a 12% year-over-year increase, underscoring eXp’s unparalleled scale in the cloud brokerage market we pioneered,” said Glenn Sanford, eXp World Holdings Founder, Chairman and CEO. “We continue to provide our agents with the industry’s best platform for growth and the resources they need to navigate today’s dynamic real estate market. Under Leo Pareja’s leadership, I am confident that eXp Realty will extend its leadership position in the coming years and continue to redefine what it means to be the most agent-centric real estate brokerage on the planet.”

“Coming off another quarter of market share gains, I couldn’t be more excited to lead eXp Realty as the industry evolves,” said Leo Pareja, eXp Realty CEO. “Like Glenn, I will always be an agent at heart and ensure that eXp’s platform provides agents with everything they need to sell more real estate and achieve their financial goals faster than ever before. eXp Realty is the category king of the cloud-based brokerage model and the only brokerage of its kind operating at a significant scale. Our positive Adjusted EBITDA position enables us to invest in training, technology, and features that are unparalleled in the industry across the platform. I’m committed to leveraging our scale and sizable investments to increase operating efficiencies further, drive productivity and provide agents and shareholders with long-term, sustainable value for years to come.”

“We delivered a solid first quarter as we grew revenues 11% year over year while generating significant cash flow and returning $41 million to shareholders through share repurchases and cash dividends,” said Kent Cheng, Principal Financial Officer of eXp World Holdings. “We also demonstrated clear progress on our $20 million profit improvement plan. Despite our industry-leading efficiency, we believe there is further potential to improve as we continue to optimize our processes and leverage our scale to deliver higher margins and greater value for our shareholders.”

First Quarter 2024 Consolidated Financial Highlights as Compared to the Same Year-Ago Period:

●	First quarter revenue increased 11% to $943 million, driven by increased agent productivity, a rise in average home sales prices, and increased international production, despite a challenging real estate market. U.S. transaction units outperformed the market[1].
●	First quarter net (loss) income of ($15.6) million compared to $1.5 million net income in the first quarter of 2023. First quarter net (loss) income per diluted share of ($0.10) compared to net income per diluted share of $0.01 in the year-ago quarter. First quarter net (loss) income included a $16 million (net of tax, $11.4 million) antitrust litigation contingency provision.

1 Based on home sales transaction growth and estimated market share. Sources: Industry transactions based on NAR existing home sales (assuming 2 sides per sale) and U.S. Census Bureau new home sales (assuming 1 side per sale).

●	First quarter adjusted net (loss) income (a non-GAAP financial measure)[2] excluding antitrust litigation contingency provision and discontinued operations was ($2.4) million compared to adjusted net income of $2.0 million in the year-ago quarter. First quarter adjusted (loss) income per diluted share of ($0.02) compared to adjusted net income per diluted share of $0.01 in the first quarter of 2023.
●	First quarter operating costs were $80.5 million, a 12% increase compared to the first quarter of 2023. This increase was driven by strategic investments in personnel to support increased transaction volumes and agent NPS and increased severance and legal expenses.
●	First quarter adjusted EBITDA[3] (a non-GAAP financial measure) of $11.0 million, a decrease of 24% compared to the same period in previous year. Adjusted EBITDA was lower year over year, due to higher operating costs partially offset by higher revenue, net of agent commission and other agent-related costs.
●	As of March 31, 2024, cash and cash equivalents totaled $109.2 million, compared to $122.8 million as of March 31, 2023. The Company repurchased approximately $33.0 million of common stock during the first quarter of 2024.
●	The Company paid a cash dividend for the first quarter of 2024 of $0.05 per share of common stock on March 29, 2024. On April 24, 2024, the Company’s Board of Directors declared a cash dividend of $0.05 per share of common stock for the second quarter of 2024, expected to be paid on May 27, 2024 to stockholders of record on May 13, 2024.

First Quarter Operational Highlights as Compared to the Same Year-Ago Period:

●	eXp ended the first quarter of 2024 with a global agent Net Promoter Score of 73, up from 70 a year ago. aNPS is a measure of agent satisfaction and an important key performance indicator (KPI) given the Company’s intense focus on improving the agent experience.
●	Agents and brokers on the eXp Realty platform decreased 2% year-over-year to 85,780 as of March 31, 2024 generally driven by the exiting of non-productive agents.
●	Transactions increased 8% year-over-year to 110,976.
●	Transaction volume increased 12% year-over-year to $37.2 billion.
●	eXp Realty appointed new executives during the first quarter: Renee Kaspar as Chief Human Resources Officer, Seth Siegler to Chief Innovation Officer, Sumanth Kamath to Chief Technology Officer, and Felix Bravo to VP, Global Growth.
●	eXp Realty also named Leo Pareja as Chief Executive Officer on April 4, 2024 and Wendy Forsythe as Chief Marketing Officer on April 26, 2024.

First Quarter 2024 Results – Virtual Fireside Chat

The Company will hold a virtual fireside chat and investor Q&A with eXp World Holdings Founder and CEO Glenn Sanford, eXp Realty CEO Leo Pareja and eXp World Holdings Principal Financial Officer and Chief Accounting Officer, Kent Cheng on Wednesday, May 1, 2024 at 2 p.m. PT / 5 p.m. ET.

2 A reconciliation of adjusted net (loss) income to net (loss) income and a discussion of why management believes adjusted net (loss) income, a non-GAAP measure, is useful is included below.

3 A reconciliation of adjusted EBITDA to net (loss) income and a discussion of why management believes adjusted EBITDA, a non-GAAP measure, is useful is included below.

The investor Q&A is open to investors, current stockholders and anyone interested in learning more about eXp World Holdings and its companies. Submit questions in advance for inclusion to investors@eXpWorldHoldings.com.

Date: Wednesday, May 1, 2024

Time: 2 p.m. PT / 5 p.m. ET

Location: exp.world. Join at https://exp.world/earnings

Livestream: expworldholdings.com/events

About eXp World Holdings, Inc.

eXp World Holdings, Inc. (Nasdaq: EXPI) is the holding company for eXp Realty®, FrameVR.io and SUCCESS® Enterprises.

eXp Realty is the largest independent real estate company in the world with more than 85,000 agents in the United States, Canada, the United Kingdom, Australia, France, India, Mexico, Portugal, South Africa, Puerto Rico, Brazil, Italy, Hong Kong, Colombia, Spain, Israel, Panama, Germany, the Dominican Republic, Greece, New Zealand, Chile, Poland and Dubai and continues to scale internationally. As a publicly traded company, eXp World Holdings provides real estate professionals the unique opportunity to earn equity awards for production goals and contributions to overall company growth. eXp World Holdings and its businesses offer a full suite of brokerage and real estate tech solutions, including an innovative residential and commercial brokerage model, professional services, collaborative tools and personal development. The cloud-based brokerage is powered by FrameVR.io technology, offering immersive 3D platforms that are deeply social and collaborative, enabling agents to be more connected and productive. SUCCESS® Enterprises, anchored by SUCCESS® magazine and its related media properties, was established in 1897 and is a leading personal and professional development brand and publication.

For more information, visit https://expworldholdings.com.

eXp World Holdings, Inc. intends to use its Investor Relations website, its X (formerly Twitter) feed (@eXpWorldIR), Facebook page (https://www.facebook.com/eXpWorldHoldings), Instagram account (@eXpWorldHoldings), LinkedIn page (https://www.linkedin.com/company/expworldholdings/), as well as eXp Realty, LLC’s X (formerly Twitter) feed (@eXpRealty), Facebook page (https://www.facebook.com/eXpRealty), Instagram account (@eXpRealty_), and LinkedIn account (https://www.linkedin.com/company/exp-realty/) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, this chat deck includes references to adjusted EBITDA, adjusted net income, and adjusted operating cash flow, which are non-U.S. GAAP financial measures that may be different from similarly titled measures used by other companies. These measures are presented to enhance investors’ overall understanding of the Company’s financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with U.S. GAAP.

The Company’s non-GAAP financial measures provide useful information about financial performance, enhance the overall understanding of past performance and future prospects, and allow for greater transparency with respect to key metrics used by management for financial and operational decision-making. These measures may also provide an additional tool for investors to use in comparing core financial performance over multiple periods with other companies in the industry.

●	Adjusted EBITDA helps identify underlying trends in the business that could otherwise be masked by the effect of the expenses excluded in adjusted EBITDA. In particular, the Company believes the exclusion of stock and stock option expenses provides a useful supplemental measure in evaluating the performance of operations and provides better transparency into results of operations. The Company defines adjusted EBITDA to mean net income (loss) from continuing operations, excluding other income (expense), income tax benefit (expense), depreciation, amortization, impairment charges, litigation contingency expenses, stock-based compensation expense, and stock option expense.
●	Adjusted net (loss) income excludes significant non-operating related expenses that management does not consider ongoing in nature. The Company defines adjusted net (loss) income as net (loss) income adjusted for net loss from discontinued operations and the after-tax impact of the litigation contingency accrual.
●	Adjusted operating cash flow helps investors see the Company’s performance through the eyes of management. The Company defines adjusted operating cash flow to mean cash flows from operations excluding the change in customer deposits.

Adjusted EBITDA, adjusted net (loss) income, and adjusted operating cash flow should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP.

Safe Harbor Statement

The statements contained herein may include statements of future expectations and other forward-looking statements that are based on management’s current views and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. These statements include, but are not limited to, statements about future cost saving measures; the continued growth of our agent and broker base; improvements in technology and operational processes; revenue growth; dividends; and financial performance. Such forward-looking statements speak only as of the date hereof, and the Company undertakes no obligation to revise or update them. Such statements are not guarantees of future performance. Important factors that may cause actual results to differ materially and adversely from those expressed in forward-looking statements include changes in business or other market conditions; outcomes of ongoing litigation; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including but not limited to the most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K.

Media Relations Contact:

eXp World Holdings, Inc.

mediarelations@expworldholdings.com

Investor Relations Contact:

Denise Garcia

investors@expworldholdings.com

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share amounts and per share data)

	Three Months Ended March 31,
	2024	2023
Revenues	$ 943,054	$ 848,453
Operating expenses
Commissions and other agent-related costs	864,746	776,838
General and administrative expenses	62,582	54,626
Technology and development expenses	14,761	14,060
Sales and marketing expenses	3,139	2,927
Litigation contingency	16,000	-
Total operating expenses	961,228	848,451
Operating (loss) income	(18,174)	2
Other (income) expense
Other (income) expense, net	(1,188)	(874)
Equity in losses of unconsolidated affiliates	149	342
Total other (income) expense, net	(1,039)	(532)
Income (loss) before income tax expense	(17,135)	534
Income tax (benefit) expense	(3,305)	(1,458)
(Loss) income from continuing operations	(13,830)	1,992
(Loss) income from discontinued operations, net of tax	(1,809)	(539)
Net (loss) income	($ 15,639)	$ 1,453
(Loss) earnings per share
Basic, (loss) income from continuing operations	($ 0.09)	$ 0.01
Basic, (loss) income discontinued operations	(0.01)	(0.00)
Basic, net (loss) income	(0.10)	0.01
Diluted, (loss) income from continuing operations	(0.09)	0.01
Diluted, (loss) income from discontinued operations	(0.01)	(0.00)
Diluted, net (loss) income	($ 0.10)	$ 0.01
Weighted average shares outstanding
Basic	154,740,334	152,546,766
Diluted	154,740,334	155,668,712
Comprehensive (loss) income:
Net (loss) income	($ 15,639)	$ 1,453
Other comprehensive (loss) income:
Foreign currency translation gain (loss), net of tax	(889)	643
Comprehensive (loss) income attributable to eXp World Holdings, Inc.	($ 16,528)	$ 2,096

The following tables reflects Revenues and Adjusted Segment EBITDA by reportable segments:

SEGMENT REVENUES
(In thousands)

	Three Months Ended March 31,
Revenues	2024	2023
North American Realty	$ 927,137	$ 837,114
International Realty	15,596	10,758
Other Affiliated Services	1,788	1,677
Revenues reconciliation:	—	—
Segment eliminations	(1,467)	(1,096)
Consolidated revenues	$ 943,054	$ 848,453

ADJUSTED SEGMENT EBITDA
(In thousands)

	Three Months Ended March 31,
	2024	2023
North American Realty	$ 17,807	$ 21,203
International Realty	(3,355)	(3,676)
Other Affiliated Services	(767)	(681)
Corporate expenses and other	(2,643)	(2,223)
Consolidated Adjusted EBITDA	$ 11,042	$ 14,623

The following table reflects Adjusted Net Income:

CONSOLIDATED US-GAAP NET INCOME TO ADJUSTED NET INCOME RECONCILIATION
(In thousands)

	Three Months Ended March 31,
	2024	2023
Net (loss) income	($ 15,639)	$ 1,453
Add back:
Net loss from discontinued operations	1,809	539
Litigation contingency	16,000	—
Tax benefit on litigation contingency	(4,595)	—
Adjusted net (loss) income	($ 2,425)	$ 1,992

(Loss) earnings per share:
Adjusted diluted, net (loss) income	($ 0.02)	$ 0.01

Weighted average shares outstanding
Basic	154,740,334	152,546,766
Diluted	154,740,334	155,668,712

CONSOLIDATED US-GAAP NET INCOME TO ADJUSTED EBITDA RECONCILIATION
(In thousands)

	Three Months Ended March 31,
	2024	2023
(Loss) income from continuing operations	($ 13,830)	$ 1,992
Other (income) expense, net	(1,039)	(532)
Income tax (benefit) expense	(3,305)	(1,458)
Depreciation and amortization	2,399	2,215
Litigation contingency	16,000	—
Stock compensation expense (1)	8,827	9,660
Stock option expense	1,990	2,746
Adjusted EBITDA	$ 11,042	$ 14,623

(1) This includes agent growth incentive stock compensation expense and stock compensation expense related to business acquisitions.

ADJUSTED OPERATING CASH FLOW
(In thousands)

	Three Months Ended March 31,
	2024	2023
Net Cash Provided by Operating Activities	$ 60,654	$ 56,144
Less: Customer Deposits	31,239	17,382
Adjusted Operating Cash Flow	$ 29,415	$ 38,762

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	March 31, 2024	December 31, 2023

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$ 109,169	$ 125,873
Restricted cash	74,735	44,020
Accounts receivable, net of allowance for credit losses of $2,363 and $2,303, respectively	105,325	85,343
Prepaids and other assets	9,517	9,275
Current assets of discontinued operations	1,631	1,964
TOTAL CURRENT ASSETS	300,377	266,475
Property, plant, and equipment, net	12,231	12,967
Operating lease right-of-use assets	7	10
Other noncurrent assets	11,058	7,400
Intangible assets, net	6,644	7,012
Deferred tax assets	73,955	69,034
Goodwill	16,682	16,982
Noncurrent assets of discontinued operations	5,795	5,788
TOTAL ASSETS	$ 426,749	$ 385,668

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$ 8,986	$ 8,788
Customer deposits	75,789	44,550
Accrued expenses	102,104	86,483
Litigation contingency	16,000	-
Current portion of lease obligation - operating lease	7	10
Current liabilities of discontinued operations	1,406	1,809
TOTAL CURRENT LIABILITIES	204,292	141,640
Long-term payable	20	20
TOTAL LIABILITIES	$ 204,312	$ 141,660

EQUITY
Common Stock, $0.00001 par value 900,000,000 shares authorized; 186,361,476 issued and 154,959,064 outstanding at March 31, 2024; 183,606,708 issued and 154,669,037 outstanding at December 31, 2023	2	2
Additional paid-in capital	841,576	804,833
Treasury stock, at cost: 31,514,913 and 28,937,671 shares held, respectively	(578,591)	(545,559)
Accumulated deficit	(39,993)	(16,769)
Accumulated other comprehensive (loss) income	(557)	332
Total eXp World Holdings, Inc. stockholders' equity	222,437	242,839
Equity attributable to noncontrolling interest	-	1,169
TOTAL EQUITY	222,437	244,008
TOTAL LIABILITIES AND EQUITY	$ 426,749	$ 385,668

EXP WORLD HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In thousands, except share amounts)

	Three Months Ended March 31,
	2024	2023
OPERATING ACTIVITIES
Net (loss) income	($ 15,639)	$ 1,453
Reconciliation of net income to net cash provided by operating activities:
Depreciation expense	2,059	2,067
Amortization expense - intangible assets	340	512
Allowance for credit losses on receivables/bad debt on receivables	159	(1,790)
Equity in loss of unconsolidated affiliates	149	342
Agent growth incentive stock compensation expense	8,827	9,660
Stock option compensation	1,990	2,761
Agent equity stock compensation expense	25,868	26,775
Deferred income taxes, net	(4,786)	277
Changes in operating assets and liabilities:
Accounts receivable	(20,141)	(10,808)
Prepaids and other assets	(311)	(3,722)
Customer deposits	31,239	17,382
Accounts payable	197	(1,310)
Accrued expenses	14,703	17,200
Long term payable	-	(4,692)
Litigation contingency	16,000	-
Other operating activities	-	37
NET CASH PROVIDED BY OPERATING ACTIVITIES	60,654	56,144
INVESTING ACTIVITIES
Purchases of property, plant, equipment	(1,323)	(1,432)
Investments in unconsolidated affiliates	(3,807)	(350)
Capitalized software development costs in intangible assets	(115)	-
NET CASH USED IN INVESTING ACTIVITIES	(5,245)	(1,782)
FINANCING ACTIVITIES
Repurchase of common stock	(33,032)	(29,916)
Proceeds from exercise of options	977	307
Transactions with noncontrolling interests	(1,169)	-
Dividends declared and paid	(7,585)	(6,596)
NET CASH USED IN FINANCING ACTIVITIES	(40,809)	(36,205)
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	(589)	594
Net change in cash, cash equivalents and restricted cash	14,011	18,751
Cash, cash equivalents and restricted cash, beginning balance	169,893	159,383
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, ENDING BALANCE	$ 183,904	$ 178,134
SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Cash paid for income taxes	$ 1,109	$ 1,089